Exhibit 13.1

CERTIFICATION PURSUANT TO
SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of VEON Ltd. (the “Company”), does hereby certify to such officer’s knowledge that:

The Annual Report on Form 20-F for the year ended December 31, 2019 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2020

By:    /s/ Kaan Terzioğlu
Name:    Kaan Terzioğlu
Title:    Co-Chief Executive Officer

Date: March 13, 2020

By:    /s/ Sergi Herrero
Name:    Sergi Herrero
Title:    Co-Chief Executive Officer

Date: March 13, 2020

By:    /s/ Murat Kirkgöz
Name:     Murat Kirkgöz
Title:     Deputy Chief Financial Officer